UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

February 3, 2017 (January 30, 2017)

NUANCE COMMUNICATIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36056	94-3156479
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 Wayside Road

Burlington, Massachusetts 01803

(Address of principal executive offices)

(781) 565-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 5.02 Departure of Directors or Certain officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers

Amendment and Restatement 2000 Plan

On January 30, 2017, Nuance Communications, Inc. (the “Company”) held its 2017 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the stockholders approved the Company’s Amended and Restated 2000 Plan (the “2000 Plan”). The primary modifications to the 2000 Plan approved by stockholders were (i) increasing the authorized number of shares for issuance under the 2000 Plan by 1,950,000 shares and (ii) extending the term of the 2000 Plan by approximately five (5) years such that the 2000 Plan would expire on December 31, 2023.

The purpose of the 2000 Plan is to attract and retain the best available personnel for positions of substantial responsibility with the Company, to provide additional incentive to the employees, directors and consultants of the Company and employees and consultants of its parent and subsidiary companies and to promote the success of the Company’s business. The 2000 Plan authorizes the Board of Directors or one or more of its committees to grant stock options, restricted stock units, rights to purchase restricted stock and stock appreciation rights.

The foregoing general description of the 2000 Plan is qualified in its entirety by reference to the full text of the 2000 Plan that is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders

On January 30, 2017, at the Annual Meeting, the stockholders cast their votes on the following six proposals as follows:

Proposal 1: To elect seven members of the Company’s Board of Directors:

Nominee	For	Withheld	Broker Non-Votes
Paul A. Ricci	173,312,346	37,567,234	37,691,992
Robert J. Finocchio	175,121,137	35,758,443	37,691,992
Robert J. Frankenberg	166,535,788	44,343,792	37,691,992
William H. Janeway	172,621,165	38,258,415	37,691,992
Mark R. Laret	191,285,821	19,593,759	37,691,992
Katharine A. Martin	142,863,073	68,016,507	37,691,992
Philip J. Quigley	169,926,879	40,952,701	37,691,992

Proposal 2: To approve the Company’s Amended and Restated 2000 Stock Plan:

For	Against	Abstain	Broker Non-Votes
173,074,600	36,179,535	1,625,445	37,691,992

Proposal 3: To approve a non-binding advisory vote on executive officer compensation:

For	Against	Abstain	Broker Non-Votes
69,919,457	139,083,884	1,876,239	37,691,992

Proposal 4: To approve a non-binding advisory vote on the frequency of conducting an advisory vote on executive compensation at future annual meetings:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
207,255,100	367,409	1,383,470	1,873,601	37,691,992

Proposal 5: To ratify the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2017:

For	Against	Abstain
245,249,960	1,546,198	1,775,414

Proposal 6: To approve a non-binding advisory vote on a stockholder proposal to provide proxy access:

For	Against	Abstain	Broker Non-Votes
184,427,494	21,742,941	3,873,195	38,518,442

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit Document

10.1	Amended and Restated 2000 Stock Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUANCE COMMUNICATIONS, INC.

Date: February 3, 2017	By:	/s/ Kenneth M. Siegel
Kenneth M. Siegel
Executive Vice President and Chief Legal Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Document

10.1	Amended and Restated 2000 Stock Plan